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                                                                    EXHIBIT 10.2

                               PURCHASE AGREEMENT


         This PURCHASE AGREEMENT (the "Agreement") is entered into on this 22nd day of January, 2005, by and between the NASHVILLE HOCKEY CLUB LIMITED PARTNERSHIP, a Wisconsin limited partnership (the "Partnership"), and CCK HOLDINGS, LLC, a Delaware limited liability company formerly known as CCK, Inc. ("CCK"). GAYLORD ENTERTAINMENT COMPANY, a Delaware corporation and ultimate corporate parent of CCK ("Gaylord"), has also executed this document to signify its knowledge of, and consent to, the transactions contemplated herein.

                                    RECITALS:

         WHEREAS, CCK is a Limited Partner in the Partnership;

         WHEREAS, pursuant to the terms of Section 11.05 of that certain Agreement of Limited Partnership of Nashville Hockey Club Limited Partnership, dated as of June 25, 1997 (the "Limited Partnership Agreement"), CCK has been granted the option (the "Put Option") to sell all its Partnership Interests in the Partnership to the Partnership at a predetermined price;

         WHEREAS, the Partnership desires to acquire from CCK and CCK desires to convey to the Partnership, all of its Partnership Interests in the Partnership in exchange for the consideration recited in the attached Confidential Settlement Agreement and Full and Complete Release, effective as of December 30, 2004, by and among Gaylord, CCK, and the Partnership (the "Settlement Agreement"); and

         WHEREAS, the terms of the Settlement Agreement contemplate and require the transactions detailed in this Agreement.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1.

                        PURCHASE OF PARTNERSHIP INTERESTS

         1.1. PURCHASE OF PARTNERSHIP INTERESTS. Upon the terms and subject to the conditions of this Agreement and in accordance with the terms of the Settlement Agreement, the Partnership hereby agrees to acquire and to redeem in full from CCK all of CCK's Partnership Interests in the Partnership (199 Partnership Interests); and CCK agrees to assign, sell, transfer, convey, and deliver unto the Partnership all of its Partnership Interests in the Partnership, which, upon delivery, shall be redeemed in full and terminated.

         1.2. CONSIDERATION. In consideration for the assignment, sale, transfer, conveyance and delivery of 199 Partnership Interests in the Partnership by CCK, which collectively constitutes CCK's entire interest in the Partnership, as well as CCK's fulfillment of its other


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obligations under the Settlement Agreement, the Partnership hereby agrees to enter into the Settlement Agreement and to consummate the transactions contemplated therein at Closing, as defined in the Settlement Agreement (collectively, the "Consideration").

         1.3. CLOSING. The closing for the acquisition of the Partnership Interests to be transferred hereunder (the "Closing") shall take place simultaneously with the execution of this Agreement.

         1.4. CROSS-RECEIPT.

              (a) By execution and delivery of this Agreement, CCK hereby acknowledges the receipt of the full Consideration.

              (b) By execution and delivery of this Agreement, the Partnership hereby acknowledges the acquisition, redemption, and termination of all of the Partnership Interests from CCK.

                                   ARTICLE 2.

                REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

         The Partnership represents and warrants to, and covenants with, CCK:

         2.1. PARTNERSHIP STATUS. The Partnership warrants and represents to CCK that it is a duly organized and validly existing Wisconsin limited partnership.

         2.2. AUTHORITY. The Partnership warrants and represents to CCK that it has full right and authority to execute and deliver this Agreement and all related documents and instruments, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Partnership and constitutes, or when executed will constitute, the valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms.

                                   ARTICLE 3.

                      REPRESENTATIONS AND WARRANTIES OF CCK

         CCK represents and warrants to, and covenants with, the Partnership:

         3.1. STATUS. CCK warrants and represents to the Partnership that it is a duly organized and validly existing Delaware limited liability company, which was formerly CCK, Inc., a Texas corporation, prior to its conversion to CCK Holdings, LLC.

         3.2. OWNERSHIP. CCK warrants and represents to the Partnership that it holds full right, title and interest in the Partnership Interests in the Partnership to be transferred hereunder free and clear of any and all liens or adverse claims of any third party and that the 199 Partnership Interests to be conveyed hereunder constitute all of CCK's Partnership Interests in the Partnership and further constitute CCK's entire interest in the Partnership.


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         3.3. AUTHORITY. CCK warrants and represents to the Partnership that it has full right and authority to execute and deliver this Agreement and all related documents and instruments to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by CCK and constitutes, or when executed will constitute, the valid and binding obligation of CCK enforceable against CCK in accordance with its terms.

                                   ARTICLE 4.

                                  MISCELLANEOUS

         4.1. CAPITALIZED TERMS. Any and all capitalized terms used in this Agreement, which are not otherwise defined in this Agreement, shall have the meaning ascribed to such terms in the Limited Partnership Agreement.

         4.2. SEVERABILITY. Each provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remainder of this Agreement.

         4.3. SURVIVAL. All of the agreements, terms, representations, warranties, and other provisions of this Agreement shall survive and remain in effect after the effective date of this Agreement.

         4.4. EXECUTION OF DOCUMENTS. Each party agrees to execute all documents necessary to carry out the purpose of this Agreement and to cooperate with each other for the expeditious filing of any and all documents and the fulfillment of the terms of this Agreement.

         4.5. SUCCESSORS AND ASSIGNS. The respective rights and obligations of the parties under this Agreement shall not be assignable by any party without the prior written consent of the other party.

         4.6. CONTROLLING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee.

         4.7. COUNTERPART EXECUTION. This Agreement may be executed in multiple counterparts each of which may be deemed an original and shall become binding when the separate counterparts have been exchanged among the parties.

         4.8. HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

         4.9. NOTICES. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally to the party or an officer of the party to whom the same is directed, or sent by registered or certified mail, addressed to the person to whom directed at the following address, or to such other address as such party may from time to time specify by notice to the parties:


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                  If to the Partnership:

                  Nashville Hockey Club Limited Partnership
                  501 Broadway
                  Nashville, Tennessee 37203
                  Attention: Edward F. Lang

                  If to CCK Holdings, LLC:

                  CCK Holdings, LLC
                  c/o Gaylord Entertainment Company
                  One Gaylord Drive
                  Nashville, Tennessee 37214
                  Attention: Carter R. Todd, Esq.

         Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date so delivered, if delivered personally or if sent by registered or certified mail, postage and charges prepaid, as of the date on which the same was deposited in a regularly maintained receptacle for the deposit of the United States mail.

         4.10. AMENDMENTS. Any amendment to this Agreement shall be in writing and executed by each party hereto.

         IN WITNESS WHEREOF, the parties hereto have approved and executed this Purchase Agreement as of the date first set out above.


                                       NASHVILLE HOCKEY CLUB
                                       LIMITED PARTNERSHIP
                                       BY: NASHVILLE PREDATORS, LLC


                                       By:    /s/ Edward F. Lang
                                              ---------------------------------
                                       Name:  Edward F. Lang
                                       Title: Chief Financial Officer


                                       CCK HOLDINGS, LLC


                                       By:    /s/ Carter R. Todd
                                              ---------------------------------
                                       Name:  Carter R. Todd
                                       Title: Secretary




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         The undersigned, GAYLORD ENTERTAINMENT COMPANY, hereby executes this
Purchase Agreement, as the ultimate corporate parent to CCK and as a party to the Settlement Agreement, in order to signify its knowledge of and consent to the consummation of the transactions contemplated herein.

                                       GAYLORD ENTERTAINMENT COMPANY


                                       By:    /s/ Carter R. Todd
                                              ---------------------------------
                                       Name:  Carter R. Todd
                                       Title: Secretary










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